UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2019
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 12, 2019, Comstock Mining Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, stockholders of the Company were asked to consider and vote upon three proposals: (1) election of the five Board of Directors nominees set forth in the Company's 2019 Proxy Statement, (2) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

As of the record date for the Annual Meeting, September 23, 2019, there were 113,935,812 shares of common stock outstanding and entitled to vote. Of the shares of common stock outstanding on the record date, the holders of common stock entitled to vote with respect to 80,293,345 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors.

All of the nominees for directors were elected to serve for a term that expires at the annual meeting of stockholders in 2019, by the votes set forth in the table below.

Nominee	Voted For	Withheld
Corrado De Gasperis	28,829,821	16,410,103
Leo M. Drozdoff	29,251,990	15,987,934
J. Clark Gillam	29,259,701	15,980,223
Walter A. Marting, Jr.	29,261,232	15,978,692
William J. Nance	28,586,301	16,653,623

There were 35,053,421 broker non-votes received for each nominee.

2. Ratification of appointment of independent registered public accounting firm.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
79,335,329	769,734	188,282

The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to this matter.

3. Advisory vote on executive compensation.
The stockholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
27,098,499	6,123,283	12,018,142	35,053,421

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: November 18, 2019	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer